[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
March 31, 2002

MuniInsured Fund, Inc.

www.mlim.ml.com

MuniInsured Fund, Inc.

DEAR SHAREHOLDER

For the six months ended March 31, 2002, MuniInsured Fund, Inc. earned $0.229 per share income dividends, which included earned and unpaid dividends of $0.038. This represents a net annualized yield of 4.81%, based on a month-end per share net asset value of $9.55. Over the same period, the Fund's total investment return was +0.32%, based on a change in per share net asset value from $9.76 to $9.55, and assuming reinvestment of $0.229 per share ordinary income dividends.

The Municipal Market Environment

During the six months ended March 31, 2002, long-term fixed-income interest rates exhibited considerable volatility, while long-term US Treasury bond and tax-exempt bond yields registered moderate increases. In order to foster both economic activity and consumer confidence following the September 11 terrorist attacks, the Federal Reserve Board continued to lower short-term interest rates. In early October 2001, the Federal Reserve Board reduced its short-term interest rate target to 2.50%, the lowest rate in nearly 40 years. However, US economic reports continued to be very weak, pushing US equity prices lower and bond prices higher. US military reprisals in Afghanistan also helped support higher bond prices as investors sought the safe haven of US Treasury obligations. At the end of October, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be-unavailable issues. By the end of October, long-term US Treasury bond yields had declined to 4.87%, falling more than 50 basis points (0.50%) in October 2001. Despite additional decreases in the short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales, and recovering US equity markets combined to suggest to many investors that US economic recovery was far more imminent than had been expected earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities to realize recent profits in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields had risen to approximately 5.45%.

During January and February 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries, but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak US equity markets generally supported fixed-income products. By the end of January 2002, the Federal Reserve Board ended its aggressive series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has risen, suggesting that economic activity is likely to expand later this year. In its most recent revision, fourth quarter 2001 US gross domestic product growth was significantly increased to 1.5%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term US Treasury bond yields stood at 5.42%.

In early March, however, a number of economic indicators, including surging existing home sales, solid consumer spending and positive nonfarm payroll growth, following several months of job losses, suggested US economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future US economic growth noting that while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push US

MuniInsured Fund, Inc.                                            March 31, 2002

equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term US Treasury bond yields stood at 5.80%, their highest level in more than 18 months. Over the last six months, long-term US Treasury bond yields rose almost 40 basis points.

The municipal bond market displayed a very similar pattern during the six-month period ended March 31, 2002. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields were able to recover some of their earlier losses. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. As measured by the Bond Buyer Revenue Bond Index, at the end of October 2001, long-term municipal bond yields stood at 5.23%, declining approximately 20 basis points during October.

Similar to its taxable counterpart, the long-term municipal bond market was also unable to maintain the improvements made in September and October 2001. In addition to a slightly stronger financial environment, increased tax-exempt bond issuance in late 2001 also put upward pressure on municipal bond yields. By year-end 2001, long-term tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, stood at approximately 5.60%. An improving technical position within the municipal bond market, especially a decline in the rate of new bond issuance has allowed it to outperform its taxable counterpart thus far in 2002. At the end of March, long-term tax-exempt bond yields were largely unchanged for the year at 5.64%. During the last six months, long-term municipal bond yields rose approximately 25 basis points.

Interest rates are likely to remain near current levels in early 2002 as US economic conditions are expected to remain relatively weak. However, going forward, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-to-late 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance for much of 2001 can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.

Portfolio Strategy

For the six-month period ended March 31, 2002, our investment strategy was to seek to enhance the Fund's level of tax-exempt income and moderate any price volatility. Therefore, we focused on the acquisition of higher-coupon securities in the 12-year - 20-year maturity range. As a result of the municipal bond market's steep yield curve, these longer intermediate issues captured more than 90% of the yield average in the entire yield curve. We continued to emphasize high credit quality, with more than 90% of the Fund's holdings rated AA or higher by at least one of the major bond rating agencies.

Looking forward, the investment issues are: When will the economy recover, and how strong will the improvement be? At this time, the response to both questions is uncertain. There are some signs of improved economic activity, however, profitability remains a concern. Also, the rising anxieties over earnings credibility could affect investor and consumer confidence. Given this environment, our market outlook is positive, and we will continue to seek opportunities to add longer intermediate sector bonds. We also expect to remain fully invested in an effort to enhance shareholder income. Should the US economy or equity markets display additional weakness or strength, we are prepared to alter our present investment stance.

MuniInsured Fund, Inc.                                            March 31, 2002

In Conclusion

We appreciate your ongoing interest in MuniInsured Fund, Inc., and we look forward to serving your financial needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

April 22, 2002

PROXY RESULTS

During the six-month period ended March 31, 2002, MuniInsured Fund, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on December 12, 2001. The description of the proposal and number of shares voted are as follows:

                                                            Shares Voted           Shares Withheld
                                                                 For                 From Voting
--------------------------------------------------------------------------------------------------
1. To elect a Director:         Robert S. Salomon Jr.         7,576,890                221,294
--------------------------------------------------------------------------------------------------

MuniInsured Fund, Inc.                                            March 31, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                       S&P     Moody's    Face
State                Ratings   Ratings   Amount                               Issue                                           Value
------------------------------------------------------------------------------------------------------------------------------------
Alaska--2.3%           AAA      Aaa      $1,150   Alaska, Energy Authority, Power Revenue Refunding
                                                  Bonds (Bradley Lake), 4th Series, 6% due 7/01/2020 (i)                     $ 1,268
                       NR*      Aaa         495   Alaska State Housing Finance Corporation, Revenue
                                                  Refunding Bonds, RITR, Series 2, 9.82%
                                                  due 12/01/2024 (b)(e)(f)(g)(h)                                                 507
------------------------------------------------------------------------------------------------------------------------------------
California--8.3%       AAA      Aaa       1,405   California Educational Facilities Authority Revenue Bonds
                                                  (Loyola Marymount University), 5.90% due 10/01/2006 (b)(j)                   1,576
                       AAA      Aaa       1,500   California HFA, Revenue Bonds, Series F, 6% due
                                                  8/01/2017 (b)(g)(k)                                                          1,553
                       A+       A1        1,000   California State, GO, Refunding, 5.25% due 2/01/2029                           964
                       NR*      Aaa       1,000   Los Angeles, California, Harbor Department Revenue Bonds,
                                                  RITR, AMT, Series RI-7, 10.645% due 11/01/2026 (b)(f)                        1,140
                       AAA      Aaa         145   Port Oakland, California, Revenue Bonds, AMT, Series K,
                                                  5.75% due 11/01/2021 (d)                                                       149
                       NR*      Aaa       1,000   Port Oakland, California, Trust Receipts, Revenue Bonds,
                                                  AMT, Class R, Series K, 9.71% due 11/01/2021 (d)(f)                          1,049
------------------------------------------------------------------------------------------------------------------------------------
Colorado--5.0%         AA       Aa2       1,500   Colorado HFA, Revenue Refunding Bonds (S/F Program),
                                                  AMT, Series D-2, 6.90% due 4/01/2029                                         1,667
                       AA       Aa2       1,000   Colorado Housing and Finance Authority Revenue Bonds,
                                                  Senior Series E-3, 6.60% due 8/01/2017                                       1,095
                       AAA      VMIG1+    1,100   Moffat County, Colorado, PCR, Refunding (Pacificorp
                                                  Projects), VRDN, 1.35% due 5/01/2013 (a)(c)                                  1,100
------------------------------------------------------------------------------------------------------------------------------------
Connecticut--2.4%      AAA      Aaa       1,750   Bridgeport, Connecticut, GO, Refunding, Series A,
                                                  5.875% due 7/15/2019 (d)                                                     1,862
------------------------------------------------------------------------------------------------------------------------------------

Florida--1.3%          AA-      VMIG1+    1,000   Jacksonville, Florida, Electric Authority Revenue Bonds
                                                  (Electric System), VRDN, Sub-Series A, 1.35% due 10/01/2010 (c)              1,000
------------------------------------------------------------------------------------------------------------------------------------
Hawaii--1.4%           AAA      Aaa       1,100   Hawaii State Highway Revenue Bonds, 5.50% due 7/01/2020 (i)                  1,118
------------------------------------------------------------------------------------------------------------------------------------
Illinois--8.0%         AA       Aa2       1,000   Illinois HDA, Homeowner Mortgage Revenue Bonds,
                                                  Sub-Series D-1, 6.40% due 8/01/2017                                          1,045
                                                  Illinois Health Facilities Authority, Revenue Refunding Bonds:
                       AAA      Aaa       3,000     (Ingalls Health System Project), 6.25% due 5/15/2024 (b)                   3,204
                       AAA      VMIG1+      600     (University of Chicago Hospitals), VRDN, 1.35% due 8/01/2026 (b)(c)          600
                       AAA      Aaa       1,000   Regional Transportation Authority, Illinois, Revenue Bonds,
                                                  Series C, 7.75% due 6/01/2020 (d)                                            1,302
------------------------------------------------------------------------------------------------------------------------------------
Indiana--3.3%          AAA      Aaa       1,360   Hammond, Indiana, Multi-School Building Corporation,
                                                  First Mortgage Revenue Refunding Bonds, 6.125%
                                                  due 7/15/2019 (b)                                                            1,441
                       AAA      NR*       1,000   Indiana Bond Bank Revenue Bonds (State Revolving
                                                  Fund Program), Series A, 6.75% due 2/01/2017                                 1,101
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniInsured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
GO      General Obligation Bonds
HDA     Housing Development Authority
HFA     Housing Finance Agency
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
RITR    Residual Interest Trust Receipts
S/F     Single-Family
VRDN    Variable Rate Demand Notes

MuniInsured Fund, Inc.                                            March 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                       S&P    Moody's      Face
State                Ratings  Ratings     Amount                            Issue                                             Value
------------------------------------------------------------------------------------------------------------------------------------
Kansas--3.3%           AAA      Aaa       $2,500  Burlington, Kansas, PCR, Refunding (Kansas Gas and
                                                  Electric Company Project), 7% due 6/01/2031 (b)                            $ 2,576
------------------------------------------------------------------------------------------------------------------------------------
Louisiana--2.2%        AAA      Aaa        1,500  Louisiana Local Government, Environmental Facilities,
                                                  Community Development Authority Revenue Bonds
                                                  (Capital Projects and Equipment Acquisition), Series A,
                                                  6.30% due 7/01/2030 (a)                                                      1,689
------------------------------------------------------------------------------------------------------------------------------------
Maryland--0.6%         A1+      VMIG1+       500  Maryland State Energy Financing Administration, Solid Waste
                                                  Disposal Revenue Bonds (Cimenteries Project), AMT, VRDN,
                                                  1.40% due 5/01/2035 (c)                                                        500
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts--0.9%    AAA      Aaa          640  Massachusetts Education Loan Authority, Education Loan
                                                  Revenue Bonds, AMT, Issue E, Series A, 7.375% due 1/01/2012 (a)                669
------------------------------------------------------------------------------------------------------------------------------------
Minnesota--5.2%        NR*      Aaa        2,760  Saint Cloud, Minnesota, Health Care Revenue Refunding
                                                  Bonds (Saint Cloud Hospital Obligation Group), Series A,
                                                  6.25% due 5/01/2020 (i)                                                      2,967
                       AAA      Aaa        1,000  Southern Minnesota Municipal Power Agency, Power Supply
                                                  Revenue Refunding Bonds, Series B, 5.75% due 1/01/2018 (a)                   1,032
------------------------------------------------------------------------------------------------------------------------------------
Missouri--1.4%         AAA      NR*          945  Missouri State Housing Development Commission,
                                                  S/F Mortgage Revenue Bonds (Homeowner Loan), AMT,
                                                  Series C-1, 7.15% due 3/01/2032 (e)(h)                                       1,054
------------------------------------------------------------------------------------------------------------------------------------
Nevada--2.5%           AAA      Aaa        2,000  Clark County, Nevada, Airport Revenue Bonds, Sub-Lien,
                                                  Series B, 5.125% due 7/01/2025 (d)                                           1,910
------------------------------------------------------------------------------------------------------------------------------------
New Hampshire--        AAA      Aaa        2,500  New Hampshire Health and Education Facilities Authority
3.3%                                              Revenue Bonds (Dartmouth-Hitchcock Obligation Group),
                                                  5.50% due 08/01/2027 (i)                                                     2,523
------------------------------------------------------------------------------------------------------------------------------------
New Jersey--2.9%       AAA      Aaa        2,075  New Jersey State Transit Corporation Revenue Bonds,
                                                  Capital Grant Anticipation Notes, Series B, 5.50% due 2/01/2006 (a)          2,209
------------------------------------------------------------------------------------------------------------------------------------
New York--9.4%         AAA      Aaa        1,450  Metropolitan Transportation Authority, New York, Commuter
                                                  Facilities Revenue Bonds, Series A, 6% due 7/01/2016 (d)                     1,591
                       AAA      Aaa        1,500  New York City, New York, City Municipal Water Finance Authority,
                                                  Water and Sewer System Revenue Bonds, RITR, Series FR-6, 9.745% due
                                                  6/15/2026 (b)(f)                                                             1,722
                       NR*      Aaa        1,000  New York City, New York, GO, RIB, Series 394, 10.29%
                                                  due 8/01/2016 (b)(f)                                                         1,168
                       AAA      Aaa        1,295  New York City, New York, GO, Series A, 5.50% due 5/15/2026 (d)               1,320
                       NR*      Aaa        1,175  Port Authority of New York and New Jersey, Special Obligation
                                                  Revenue Bonds (JFK International Air Terminal LLC), RIB, AMT,
                                                  Series 353, 10.74% due 12/01/2014 (b)(f)                                     1,467
------------------------------------------------------------------------------------------------------------------------------------
Ohio--2.0%             NR*      Aaa        1,500  Franklin County, Ohio, Hospital Improvement Revenue Bonds
                                                  (Children's Hospital Project), 5.50% due 5/01/2028 (a)                       1,513
------------------------------------------------------------------------------------------------------------------------------------
South Carolina--       NR*      Aaa        2,330  South Carolina Housing Finance and Development Authority,
3.2%                                              Mortgage Revenue Refunding Bonds, AMT, Series A-2,
                                                  6.35% due 7/01/2019 (i)                                                      2,436
------------------------------------------------------------------------------------------------------------------------------------
Texas--6.0%            AA-      Aa3        2,000  Austin, Texas, Convention Center Revenue Bonds (Convention
                                                  Enterprises Inc.), Trust Certificates, Second Tier, Series B,
                                                  5.75% due 1/01/2032                                                          1,980
                       AAA      Aaa        1,150  Brazos River Authority, Texas, Revenue Refunding Bonds
                                                  (Houston Light and Power), Series A, 6.70% due 3/01/2017 (a)                 1,177
                       AAA      Aaa        1,500  Dallas-Fort Worth, Texas, International Airport Revenue
                                                  Refunding and Improvement Bonds, AMT, Series A,
                                                  5.625% due 11/01/2026 (d)                                                    1,483
------------------------------------------------------------------------------------------------------------------------------------

MuniInsured Fund, Inc.                                            March 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                        S&P     Moody's    Face
State                 Ratings   Ratings   Amount                              Issue                                           Value
------------------------------------------------------------------------------------------------------------------------------------
Virginia--1.5%         AAA      Aaa       $1,200   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                                   Series J, Sub-Series J-1, 5.20% due 7/01/2019 (b)                         $ 1,194
------------------------------------------------------------------------------------------------------------------------------------
Washington--17.9%      AAA      Aaa        2,000   Grant County, Washington, Electric Revenue Refunding Bonds
                                                   (Public Utility District Number 002), Series H,
                                                   5.375% due 1/01/2019 (i)                                                    2,007
                       AAA      Aaa        1,250   Port Seattle, Washington, Revenue Bonds, AMT, Series B,
                                                   5.10% due 4/01/2024 (d)                                                     1,176
                       AAA      Aaa        1,720   Seattle, Washington, Drain and Wastewater Utility Revenue
                                                   Bonds, 5.75% due 11/01/2029 (b)                                             1,774
                       AAA      Aaa        2,000   Seattle, Washington, Water System Revenue Bonds, Series B,
                                                   6% due 7/01/2029 (d)                                                        2,110
                       AAA      NR*          500   Tacoma, Washington, Electric System Revenue Refunding Bonds,
                                                   RIB, Series 512X, 9.69% due 1/01/2017 (f)(i)                                  550
                       AAA      Aaa        2,275   Tacoma, Washington, Sewer Revenue Bonds, Series B,
                                                   6.375% due 12/01/2005 (d)(j)                                                2,494
                       AAA      Aaa        2,000   University of Washington, University Revenue Bonds
                                                   (Student Facilities Fee), 5.75% due 6/01/2025 (i)                           2,063
                       NR*      Aaa        1,610   Washington State Housing Finance Commission Revenue Bonds
                                                   (S/F Program), AMT, Series 1A, 6.40% due 12/01/2019 (e)(h)                  1,661
------------------------------------------------------------------------------------------------------------------------------------
West Virginia--2.1%    AAA      Aaa        1,500   Harrison County, West Virginia, County Commission for Solid
                                                   Waste Disposal Revenue Bonds (Monongahela Power), AMT,
                                                   Series C, 6.75% due 8/01/2024 (a)                                           1,625
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin--1.5%        AAA      Aaa        1,120   Wisconsin Public Power Inc., Power Supply System Revenue
                                                   Bonds, Series A, 6% due 7/01/2015 (b)                                       1,187
------------------------------------------------------------------------------------------------------------------------------------
Wyoming--1.3%          AAA      Aaa        1,000   Wyoming Building Corporation Revenue Bonds,
                                                   5.50% due 10/01/2022 (a)                                                    1,010
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$73,870)--99.2%                                                                                      76,578
Variation Margin on Financial Futures Contracts**--0.0%                                                                           30
Other Assets Less Liabilities--0.8%                                                                                              566
                                                                                                                             -------
Net Assets--100.0%                                                                                                           $77,174
                                                                                                                             =======
------------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2002.
(d)   FGIC Insured.
(e)   GNMA Collateralized.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2002.
(g)   FHA Insured.
(h)   FNMA Collateralized.
(i)   FSA Insured.
(j)   Prerefunded.
(k) All or a portion of security held as collateral in connection with open financial futures contracts.
 *    Not Rated.
**    Financial futures contracts sold as of March 31, 2002 were as follows:

     ---------------------------------------------------------------------------
     Number of                                   Expiration
     Contracts             Issue                    Date                 Value
     ---------------------------------------------------------------------------
        65            US Treasury Notes          June 2002            $6,659,453
     ---------------------------------------------------------------------------
     Total Financial Futures Contracts Sold
     (Total Contract Price--$6,867,656)                               $6,659,453
                                                                      ==========
     ---------------------------------------------------------------------------

 +   Highest short-term rating by Moody's Investors Service, Inc.

     See Notes to Financial Statements.

MuniInsured Fund, Inc.                                            March 31, 2002

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of March 31, 2002

Assets:        Investments, at value (identified cost--$73,869,522) .......................                            $ 76,577,718
               Cash .......................................................................                                  51,255
               Receivables:
                 Interest .................................................................           $  1,301,713
                 Securities sold ..........................................................                257,014
                 Variation margin .........................................................                 30,469        1,589,196
                                                                                                      ------------
               Prepaid expenses and other assets ..........................................                                  23,273
                                                                                                                       ------------
               Total assets ...............................................................                              78,241,442
                                                                                                                       ------------
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:   Payables:
                 Securities purchased .....................................................                966,566
                 Dividends to shareholders ................................................                 38,859
                 Investment adviser .......................................................                 29,798        1,035,223
                                                                                                      ------------
               Accrued expenses and other liabilities .....................................                                  31,746
                                                                                                                       ------------
               Total liabilities ..........................................................                               1,066,969
                                                                                                                       ------------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:    Net assets .................................................................                            $ 77,174,473
                                                                                                                       ============
------------------------------------------------------------------------------------------------------------------------------------
Capital:       Common Stock, par value $.10 per share; 150,000,000 shares authorized; .....
               8,079,388 shares issued and outstanding ....................................                            $    807,939
               Paid-in capital in excess of par ...........................................                              74,515,276
               Undistributed investment income--net .......................................                                 360,633
               Accumulated realized capital losses on investments--net ....................                              (1,425,774)
               Unrealized appreciation on investments--net ................................                               2,916,399
                                                                                                                       ------------
               Total capital--Equivalent to $9.55 net asset value per share of
               Common Stock (market price--$9.30) .........................................                            $ 77,174,473
                                                                                                                       ============
------------------------------------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

MuniInsured Fund, Inc.                                            March 31, 2002

Statement of Operations for the Six Months Ended March 31, 2002

Investment Income:        Interest .....................................................                             $  2,192,325
---------------------------------------------------------------------------------------------------------------------------------
Expenses:                 Investment advisory fees .....................................               $195,191
                          Professional fees ............................................                 33,091
                          Accounting services ..........................................                 22,707
                          Directors' fees and expenses .................................                 17,602
                          Transfer agent fees ..........................................                 17,094
                          Printing and shareholder reports .............................                 12,983
                          Listing fees .................................................                  5,839
                          Pricing fees .................................................                  4,864
                          Custodian fees ...............................................                  2,639
                          Other ........................................................                  8,432
                                                                                                       --------
                          Total expenses ...............................................                                  320,442
                                                                                                                     ------------
                          Investment income--net .......................................                                1,871,883
---------------------------------------------------------------------------------------------------------------------------------
Realized & Unrea-         Realized gain on investments--net ............................                                   33,796
lized Gain (Loss) on      Change in unrealized appreciation on investments--net ........                               (1,722,617)
Investments--Net:                                                                                                    ------------
                          Net Increase in Net Assets Resulting from Operations .........                             $    183,062
                                                                                                                     ============
---------------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                       For the Six      For the
                                                                                                      Months Ended    Year Ended
                                                                                                        March 31,    September 30,
Increase (Decrease) in Net Assets:                                                                        2002           2001
----------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net .................................................         $  1,871,883    $  3,736,988
                     Realized gain on investments--net ......................................               33,796         982,726
                     Change in unrealized appreciation/depreciation on investments--net .....           (1,722,617)      2,810,611
                                                                                                      ------------    ------------
                     Net increase in net assets resulting from operations ...................              183,062       7,530,325
                                                                                                      ------------    ------------
----------------------------------------------------------------------------------------------------------------------------------
Dividends to         Investment income--net .................................................           (1,849,057)     (3,714,813)
Shareholders:                                                                                         ------------    ------------
                     Net decrease in net assets resulting from dividends to shareholders ....           (1,849,057)     (3,714,813)
                                                                                                      ------------    ------------
----------------------------------------------------------------------------------------------------------------------------------

Net Assets:          Total increase (decrease) in net assets ................................           (1,665,995)      3,815,512
                     Beginning of period ....................................................           78,840,468      75,024,956
                                                                                                      ------------    ------------
                     End of period* .........................................................         $ 77,174,473    $ 78,840,468
                                                                                                      ============    ============
----------------------------------------------------------------------------------------------------------------------------------
                    *Undistributed investment income--net ...................................         $    360,633    $    337,807
                                                                                                      ============    ============
----------------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

MuniInsured Fund, Inc.                                            March 31, 2002

FINANCIAL INFORMATION (concluded)

Financial Highlights

                                                                          For the
                                                                         Six Months               For the Year Ended
The following per share data and ratios have been derived                   Ended                    September 30,
from information provided in the financial statements.                    March 31,    ------------------------------------------
                                                                            2002        2001        2000       1999        1998
Increase (Decrease) in Net Asset Value:
---------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period .............     $  9.76      $  9.29     $  9.27    $ 10.30     $ 10.02
Operating                                                                 -------      -------     -------    -------     -------
Performance:       Investment income--net ...........................         .23          .46         .46        .47         .50
                   Realized and unrealized gain (loss) on
                   investments--net .................................        (.21)         .47         .04       (.84)        .43
                                                                          -------      -------     -------    -------     -------
                   Total from investment operations .................         .02          .93         .50       (.37)        .93
                                                                          -------      -------     -------    -------     -------
                   Less dividends and distributions:
                     Investment income--net .........................        (.23)        (.46)       (.46)      (.47)       (.50)
                     Realized gain on investments--net ..............          --           --          --       (.15)       (.15)
                     In excess of realized gain on investments--net..          --           --        (.02)      (.04)         --
                                                                          -------      -------     -------    -------     -------
                   Total dividends and distributions ................        (.23)        (.46)       (.48)      (.66)       (.65)
                                                                          -------      -------     -------    -------     -------
                   Net asset value, end of period ...................     $  9.55      $  9.76     $  9.29    $  9.27     $ 10.30
                                                                          =======      =======     =======    =======     =======
                   Market price per share, end of period ............     $  9.30      $  8.92     $8.1875    $  8.00     $9.8125
                                                                          =======      =======     =======    =======     =======
---------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on market price per share ..................       6.89%+      14.84%       8.79%    (12.58%)     10.55%
Return:**                                                                 =======      =======     =======    =======     =======
                   Based on net asset value per share ...............        .32%+      10.74%       6.53%     (3.49%)     10.02%
                                                                          =======      =======     =======    =======     =======
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses .........................................        .82%*        .83%        .79%       .78%        .77%
Net Assets:                                                               =======      =======     =======    =======     =======
                   Investment income--net ...........................       4.79%*       4.84%       5.06%      4.74%       4.96%
                                                                          =======      =======     =======    =======     =======
---------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands) .........     $77,174      $78,840     $75,025    $74,884     $83,255
Data:                                                                     =======      =======     =======    =======     =======
                   Portfolio turnover ...............................      23.90%       66.75%      71.12%     71.48%      53.14%
                                                                          =======      =======     =======    =======     =======
---------------------------------------------------------------------------------------------------------------------------------

       *    Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
       +    Aggregate total investment return.

            See Notes to Financial Statements.

MuniInsured Fund, Inc.                                            March 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniInsured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MIF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and related options, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or for the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund

MuniInsured Fund, Inc.                                            March 31, 2002

realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets.

For the six months ended March 31, 2002, FAM earned fees of $2,506 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2002, were $18,045,154 and $18,982,300, respectively.

Net realized gains (losses) for the six months ended March 31, 2002 and net unrealized gains as of March 31, 2002, were as follows:

--------------------------------------------------------------------------------
                                                      Realized        Unrealized
                                                   Gains (Losses)        Gains
--------------------------------------------------------------------------------
Long-term investments ............                    $ 130,406       $2,708,196
Financial futures contracts ......                      (96,610)         208,203
                                                      ---------       ----------
Total ............................                    $  33,796       $2,916,399
                                                      =========       ==========
--------------------------------------------------------------------------------

As of March 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $2,708,196, of which $3,068,709 related to appreciated securities and $360,513 related to depreciated securities. The aggregate cost of investments at March 31, 2002 for Federal income tax purposes was $73,869,522.

4. Common Stock Transactions:

At March 31, 2002, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the six months ended March 31, 2002 and during the year ended September 30, 2001 remained constant.

5. Capital Loss Carryforward:

At September 30, 2001, the Fund had a net capital loss carryforward of approximately $1,157,000, of which $854,000 expires in 2008 and $303,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On April 4, 2002 the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.038253 per share, payable on April 29, 2002 to shareholders of record as of April 17, 2002.

MuniInsured Fund, Inc.                                            March 31, 2002

QUALITY PROFILE

The quality ratings of securities in the Fund as of March 31, 2002 were as follows:

                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa............................................................        86.4%
AA/Aa..............................................................         7.5
A/A................................................................         1.2
Other+.............................................................         4.1
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term rates increase and increase when short-term rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

MuniInsured Fund, Inc.                                            March 31, 2002

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

MuniInsured Fund, Inc.                                            March 31, 2002

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President and Treasurer
Stephen M. Benham, Secretary

Vincent R. Giordano, Senior Vice President of MuniInsured Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Giordano well in his retirement.

Custodian

State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101
(617) 328-5000

ASE Symbol

MIF

[LOGO] Merrill Lynch Investment Managers

                     [GRAPHIC]

MuniInsured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniInsured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniInsured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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